INVESCO Variable Investment Funds, Inc.

                          INVESCO VIF-Total Return Fund


         Supplement dated August 14, 2003 to the Prospectus dated April
                    30, 2003, as Supplemented June 30, 2003


The section of the Prospectus entitled "Investment Goals, Strategies, And Risks" is amended to (i) delete the third and fourth paragraphs in their entirety and
(ii) substitute the following in their place:

      The portion of the Fund's portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

      The portion of the Fund's portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market - companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.